Exhibit 10(c)

                                 ADDENDUM NO. 7

                          POOLING REINSURANCE AGREEMENT

                                     Between

                         EMPIRE MUTUAL INSURANCE COMPANY

                                       And

                            ALLCITY INSURANCE COMPANY

                              EXECUTED MAY 1, 1986



It is mutually agreed, effective 12:01 a.m. December 21, 1985, that the pooling arrangement between Empire Mutual Insurance Company (hereinafter "Empire") and Allcity Insurance Company (hereinafter "Allcity"), shall continue in accordance with Addendum No. 4 which became effective as 12:01 A.M. January 1, 1976, except as hereinafter provided:

As of December 21, 1985 and subsequent, all expenses relating to the demutualization of Empire required to be paid pursuant to Conversion Resolution (Section 7307 of Article 73 of the New York Insurance Law) adopted at a special meeting of the Board of Directors of Empire held on December 20, 1985, shall not be shared in the manner of sharing expenses provided for in the said Pooling Reinsurance Agreement. Demutualization expenses required to be paid by Empire shall be borne solely by Empire without any portion thereof chargeable to Allcity.

Nothing contained herein shall otherwise vary, alter, waive, or extend any other terms or provisions of the Pooling Reinsurance Agreement, except as stated above.

Executed at New York, New York

this 28th day of March 1986.



ATTEST:                                        EMPIRE MUTUAL INSURANCE COMPANY

By /s/ Toby Holland                            By /s/ [illegible]
   -----------------------------                  ------------------------------
                                                  Executive Vice President



ATTEST:                                        ALLCITY INSURANCE COMPANY

By /s/ Margarita Ayala                         By /s/ Robert Iacona
   -----------------------------                  ------------------------------
                                                  Vice President and Controller